C0000000230 | M

104598

INCORPORATED UNDER THE COMPANIES ACT 1981 OF BERMUDA

TILL CAPITAL LTD.

NUMBER

00000000

SHARES

****0*********

THIS CERTIFIES THAT

SPECIMEN

IS THE REGISTERED HOLDER OF

CUSIP 999999999

ISIN CA9999999999

0

FULLY PAID UP AND NON-ASSESSABLE RESTRICTED VOTING SHARES WITH A PAR VALUE OF US$0.001 PER RESTRICTED VOTING SHARE

in the Capital of the above named Company transferable on the books of the Company by the registered holder in person or by duly authorized attorney in writing upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF the Company has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers or directors.

SAMPLE

Chief Executive Officer

Chief Financial Officer

VOID

Dated: Mar 30, 2017

COUNTERSIGNED AND REGISTERED
COMPUTERSHARE TRUST COMPANY, N.A.
(CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX)
TRANSFER AGENT AND REGISTRAR

By ______________________
Authorized Officer

OR

COUNTERSIGNED AND REGISTERED
COMPUTERSHARE TRUST COMPANY OF CANADA
(VANCOUVER)
TRANSFER AGENT AND REGISTRAR

By ______________________
Authorized Officer

VOID

The shares represented by this certificate are transferable at the offices of Computershare Trust Company of Canada in Vancouver, BC and Computershare Trust Company, N.A. in Canton, MA, Jersey City, NJ and College Station, TX.

SECURITY INSTRUCTIONS ON REVERSE   VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM	- as tenants in common	(Name) CUST (Name) UNIF GIFT MIN ACT (State)	- (Name) as Custodian for (Name) under the (State) Uniform Gifts to Minors Act
TEN ENT	- as tenants by the entireties		
JT TEN	- as joint tenants with rights of survivorship and not as tenants in common		

Additional abbreviations may also be used though not in the above list.

For value received the undersigned hereby sells, assigns and transfers unto

____

Insert name and address of transferee

____

____ shares

represented by this certificate and does hereby irrevocably constitute and appoint

____ the attorney

of the undersigned to transfer the said shares on the books of the Company with full power of substitution in the premises.

DATED: ____________________

_________________________ Signature of Shareholder

_________________________ Signature of Guarantor

Signature Guarantee:
The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

In the USA, signature guarantees must be done by members of a "Medallion Signature Guarantee Program" only.

Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.

